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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 26, 2003


                              THE GILLETTE COMPANY
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
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


         DELAWARE                   1-922           04-1366970
-------------------------------   ------------    ------------------------------
(STATE OR OTHER JURISDICTION OF    (COMMISSION    (IRS EMPLOYER
       INCORPORATION)             FILE NUMBER)    IDENTIFICATION NO.)

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             PRUDENTIAL TOWER BUILDING, BOSTON, MASSACHUSETTS 02199
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 421-7000

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ITEM  5. OTHER EVENTS

      In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of The Gillette Company previously filed with the Securities and Exchange Commission (File No. 333-86336), which Registration Statement was declared effective by the Commission on July 10, 2002, The Gillette Company is filing (i) as Exhibit 1.4 to such Registration Statement, a Terms Agreement, dated as of March 26, 2003, between The Gillette Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") (signing on behalf of itself and Morgan Stanley & Co. Incorporated ("Morgan Stanley") and UBS Warburg LLC ("UBS Warburg")), pursuant to which Morgan Stanley and UBS Warburg have been added as agents to that certain Distribution Agreement, dated as of August 23, 2002, by and between The Gillette Company and Merrill Lynch for purposes of the offering described in the Terms Agreement and
(ii) as Exhibit 4.8 to such Registration Statement, the Note, date April 2, 2003, issued by The Gillette Company in connection with the offering described in the Terms Agreement.

ITEM  7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)   EXHIBITS:

      1.4 Terms Agreement, dated as of March 26, 2003, between The Gillette Company and Merrill Lynch (signing on behalf of itself and Morgan Stanley and UBS Warburg).

      4.8   Note dated April 2, 2003.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE GILLETTE COMPANY

Date:   April 2, 2003                     By: /s/ Gail F. Sullivan
                                             -----------------------------------
                                             Name:  Gail F. Sullivan
                                             Title: Vice President and Treasurer

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                                  EXHIBIT INDEX

      The following designated exhibits are filed herewith:

      1.4 Terms Agreement, dated as of March 26, 2003, between The Gillette Company and Merrill Lynch (signing on behalf of itself and Morgan Stanley and UBS Warburg).

      4.8   Note dated April 2, 2003.